[LETTERHEAD]


                             INDEPENDENT AUDITORS' REPORT



To the Board of Directors
Bradley Enterprises, Inc.
Centralia, Washington

We have audited the accompanying balance sheet of Bradley Enterprises, Inc. as of September 30, 1996 and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bradley Enterprises, Inc., as of September 30, 1996 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Balukoff, Lindstrom & Co., P.A.

November  14, 1996
Boise, Idaho

                              BRADLEY ENTERPRISES, INC.
                                    BALANCE SHEET
                                  September 30, 1996


ASSETS

CURRENT ASSETS
    Cash                                                  $    46,019
    Accounts receivable and notes receivable                  411,925
    Inventories                                             1,001,900
    Prepaid expenses and other current assets                  96,776
                                                          -----------

               TOTAL CURRENT ASSETS                         1,556,620

PROPERTY, PLANT AND EQUIPMENT
    Leasehold improvements                                    276,980
    Furniture and equipment                                   537,158
    Vehicles                                                  408,418
                                                          -----------
                                                            1,222,556
    Accumulated depreciation                                 (694,996)
                                                          -----------
                                                              527,560
                                                          -----------
                                                          $ 2,084,180
                                                          -----------
                                                          -----------

 LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
    Line of credit                                        $   415,480
    Accounts payable                                          292,906
    Accrued liabilities                                       154,459
    Income taxes payable                                       40,628
    Current portion of long-term debt                         121,503
                                                          -----------
          TOTAL CURRENT LIABILITIES                         1,024,976

LONG-TERM DEBT, less current portion                          224,516

SHAREHOLDERS' EQUITY
    Common stock, Class A voting, $10 par value;
     50 shares authorized, issued and outstanding                 500
    Common stock, Class B non-voting, $10 par
     value; 4,950 shares authorized, 1,150 issued
     and outstanding                                           11,500
    Retained earnings                                         822,688
                                                          -----------
                                                              834,688
                                                          -----------
                                                          $ 2,084,180
                                                          -----------
                                                          -----------

                                See accompanying notes

                              BRADLEY ENTERPRISES, INC.
                    STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                            Year Ended September 30, 1996


Sales (net of returns and allowances)
    Axles and tires                                       $ 9,674,186
    Accessories and siding                                  2,839,782
                                                          -----------
                        TOTAL SALES                        12,513,968

Costs of goods sold                                        11,189,622
                                                          -----------

                       GROSS MARGIN                         1,324,346

Selling, general and administrative expenses                1,080,773
Interest expense                                               87,777
                                                          -----------
                                                            1,168,550
                                                          -----------

                   OPERATING INCOME                           155,796

Other income                                                    5,481
                                                          -----------

         INCOME BEFORE INCOME TAXES                           161,277

Income taxes                                                   54,490
                                                          -----------

                         NET INCOME                           106,787

RETAINED EARNINGS AT BEGINNING
     OF YEAR                                                  715,901
                                                          -----------

    RETAINED EARNINGS AT END OF YEAR                      $   822,688
                                                          -----------
                                                          -----------

                                See accompanying notes

                              BRADLEY ENTERRPISES, INC.
                               STATEMENT OF CASH FLOWS
                            Year Ended September 30, 1996


CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                               $   106,787
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Depreciation                                               155,798
   Gain on sale of equipment                                     (106)
   Changes in assets and liabilities
    Accounts receivable                                       (22,584)
    Inventories                                              (167,976)
    Prepaid expenses and other current assets                  (2,525)
    Accounts payable                                         (123,252)
    Accrued liabilities                                       101,612
    Income taxes payable                                       34,193
                                                          -----------

           NET CASH PROVIDED BY
           OPERATING ACTIVITIES                                81,947

CASH FLOW FROM INVESTING ACTIVITIES
 Issuance of notes receivable                                  (1,976)
 Payments on notes receivable                                  81,102
 Additions to property and equipment                          (84,810)
 Proceeds from sale of equipment                                4,299
                                                          -----------

               NET CASH USED BY
           INVESTING ACTIVITIES                                (1,385)

CASH FLOWS FROM FINANCING ACTIVITIES
 Payments on line of credit                               (11,805,124)
 Borrowings on line of credit                              11,813,000
 Payments on debt                                            (112,552)
                                                          -----------

               NET CASH USED BY
           FINANCING ACTIVITIES                              (104,676)
                                                          -----------


           NET DECREASE IN CASH                               (24,114)
CASH AT BEGINNING OF YEAR                                      70,133
                                                          -----------


            CASH AT END OF YEAR                           $    46,019
                                                          -----------
                                                          -----------


SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION
   Interest paid                                          $    88,328
   Income taxes paid                                      $    19,176
   Noncash financing transactions:
    Purchase of equipment with long term debt             $    63,217


                                See accompanying notes

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                              BRADLEY ENTERPRISES, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1996


NOTE A - SIGNIFICANT ACCOUNTING POLICIES

BUSINESS ACTIVITY

The Company is engaged in the business of repairing and reconditioning axles and tires for the manufactured housing industry. The Company also sells skirting and other aftermarket accessory products to manufactured housing dealers. The Company grants credit to customers primarily in Oregon and Washington, substantially all of whom are manufactured housing factories and suppliers and new site-built home construction contractors.

MAJOR CUSTOMERS AND SUPPLIERS

The Company's primary customers for reconditioned axles and tires are Fleetwood of Oregon, Goldenwest Homes, and Redman Homes, three major manufactured housing producers. These customers represented approximately 16%, 14%, and 13% of total Company sales in 1996.

The Company purchases axles and tires from one major supplier, Dean Wheelon. This supplier provided approximately $1,381,000 of total Company inventory purchases in 1996.

CASH

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

ACCOUNTS RECEIVABLE BAD DEBTS

The Company performs credit history checks and limited financial analysis before credit terms are offered to customers. Accounts receivable are generally unsecured. Bad debts are accounted for using the direct write-off method. Expense is recognized only when a specific account is determined to be uncollectible. The effects of using this method approximate those of the allowance method.

INVENTORIES

Inventories are stated at the lower of cost (first-in, first-out method) or market.

Inventories consist of the following:

    Raw materials                                   $    290,475
    Finished goods                                       711,425
                                                    ------------
                                                    $  1,001,900
                                                    ------------
                                                    ------------

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                              BRADLEY ENTERPRISES, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1996

PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is stated on the basis of cost. Depreciation is calculated using accelerated methods over the estimated useful life of the assets for financial and tax reporting purposes.

VALUE OF FINANCIAL INSTRUMENTS

The Company has a number of financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at September 30, 1996, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value, and, accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

SIGNIFICANT ESTIMATES

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and reported revenues and expenses. Significant estimates used in preparing these financial statements include those assumed in determining the collectibility of receivables, and determining the lower of cost or market and obsolescence on inventories. It is at least reasonably possible that the significant estimates will change within the next year.

NOTE B - LEASES

The Company leases administrative office space, certain buildings, and yard space from MBFI, a related party. The leases, which expire December 1996 and March 1998 are classified as operating leases.

Future minimum payments, by fiscal year and in the aggregate, under the current noncancellable operating leases consist of the following at September 30, 1996:

                        1997                $   93,600
                        1998                    45,000
                                            ----------

                                            $  138,600
                                            ----------
                                            ----------

Rental expense and rent paid to related parties for the year ended September 30, 1996 was $104,400.

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                              BRADLEY ENTERPRISES, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1996

NOTE C - LINE OF CREDIT

Line of credit consists of the following:

    Payable to bank under a revolving
    line of credit; limit $600,000, expires
    February 1, 1997 at prime plus 1.25%,
    (9.50% as of  September 30, 1996)
    secured by receivables, inventories,
    equipment and vehicles                                 $  415,480
                                                           ----------
                                                           ----------

Under the restrictive covenants of the debt agreements, the Company must maintain a net worth of $650,000, keep the indebtedness to net worth ratio less than 2.25, maintain a current ratio not less than 1.3 to 1.0, and hold annual capital expenditures under $150,000. At September 30, 1996, the Company was in compliance with the restrictive covenants.

NOTE D - LONG-TERM DEBT

Long-term debt consists of the following:

    Note payable to bank for purchase of
    equipment, monthly payments of
    $7,488 including interest at prime
    plus 1.5% (9.75% at September 30,
    1996) due March 1999, secured by
    equipment                                              $  194,759

    Note payable to bank for purchase of
    vehicle, monthly payments of $603
    including interest at 8.75%, due September
    1998, secured by vehicle                                   13,065

    Note payable to financial institution
    for purchase of vehicle,
    monthly payments of $496 including
    interest at 8.75%, due November 1997,
    secured by vehicle                                          6,098

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                              BRADLEY ENTERPRISES, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1996

    Note payable to financial institution
    for purchase of vehicle,
    monthly payments of $488 including
    interest at 8.25%, due July 1999,
    secured by vehicle                                         14,762

    Note payable to financial institution
    for purchase of vehicle,
    monthly payments of $473 including
    interest at 10.25%, due May 2000,
    secured by vehicle                                         17,281

    Note payable to financial institution
    for purchase of vehicle,
    monthly payments of $760 including
    interest at 8.75%, due September 2000,
    secured by vehicle                                         30,093

    Note payable to financial institution
    for purchase of equipment,
    monthly payments of $591 including
    interest at prime plus 1.5% (9.75 at
    September 30,1996), due December
    1999, secured by equipment                                 19,831

    Note payable to financial institution
    for purchase of equipment,
    monthly payments of $435 including
    interest at 9.69%,  due January 2000,
    secured by equipment                                       14,546

    Note payable to financial institution
    for purchase of vehicle
    monthly payments of $568 including
    interest at 8.25%, due June 1999,
    secured by vehicle                                         16,725

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                              BRADLEY ENTERPRISES, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1996

    Note payable to financial institution
    for purchase of vehicle
    monthly payments of $553 including
    interest at 8.25%, due December 1999,
    secured by vehicle                                         18,859
                                                           ----------
                                                              346,019
    Less current portion                                     (121,503)
                                                           ----------

                                                           $  224,516
                                                           ----------

Subsequent maturities of long-term debt at September 30, 1996 are as follows:

    1997                                                   $  121,503
    1998                                                      127,971
    1999                                                       79,197
    2000                                                       17,348
                                                           ----------
                                                           $  346,019
                                                           ----------
                                                           ----------

NOTE E - INCOME TAXES

The components of income tax expense for the year ended September 30, 1996 are as follows:

                                                                 1996
                                                            -------------
    Current
      Federal                                              $   53,154
      State                                                     2,457
                                                           ----------
                                                               55,611
    Deferred
      Federal                                                  (1,018)
      State                                                      (103)
                                                           ----------
                                                               (1,121)
                                                           ----------

                                                           $   54,490
                                                           ----------
                                                           ----------

The following reconciles the federal tax provision with the expected tax provision by applying graduated rates to income before income taxes as of September 30, 1996:

    Federal tax expense                                    $   46,150
    Nondeductible expenses                                      5,986
                                                           ----------

                                                           $   52,136
                                                           ----------
                                                           ----------

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                              BRADLEY ENTERPRISES, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  September 30, 1996

NOTE F- RELATED PARTY TRANSACTIONS

The Company leases its administrative office space, certain buildings and yard space from MBFI, a company owned by members of management. During the year the Company paid $104,000 of rent expense to MBFI. During the year, MBFI paid the Company $79,144 on a note receivable.

During the year the Company made a $30,000 loan to one of its shareholders. The loan was paid off during the year with accrued interest.

The Company purchases inventory from a supplier that is owned by a partnership in which members of the Company's management are involved as partners. The Company purchased $258,876 from the supplier during the year ended September 30, 1996.

NOTE G- EMPLOYEE BENEFIT PLAN

The Company adopted a 401(k) retirement plan effective October 1, 1995. The plan covers all employees who have completed one year of service. The Plan allows employees to make elective deferrals of up to 15% subject to Federal maximum contribution limits. The employer contributions for matching elective deferrals, if any, are at the discretion of the Board of Directors on an annual basis. In addition, the Company makes discretionary profit sharing contributions. Total Company contributions for 1996 were $45,000.

NOTE H- SUBSEQUENT EVENTS

Effective November 14, 1996, the Company was acquired by T.J.T., Inc., an axle and tire recycler headquartered in Emmett, Idaho. The Company shareholders exchanged all Company stock for $500,000 and 940,000 shares of restricted T.J.T., Inc. common stock. T.J.T., Inc. is a publicly traded company registered with Nasdaq SmallCap Market and Boston Stock Exchange.